THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

               Supplement to Variable Life Insurance Prospectuses
                                       and
     Variable Annuity Prospectuses and Statements of Additional Information

                                December 18, 2001


     On December 18, 2001, The Prudential Insurance Company of America ("Prudential") completed its transition from a mutual insurance company to a stock insurance company. Accordingly, we revise the description of Prudential to provide as follows:

     The Prudential Insurance Company of America ("Prudential") is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states.

     Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.




PRUIPOSUP Ed. 12-2001